UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

PLANDAÍ BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51206	45-3642179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2226 Eastlake Avenue East #156 Seattle, WA	98102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (425) 466-0212

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On December 3, 2012, the Company Board of Directors, acting through the Chief Executive Officer, Roger Duffield, accepted the resignation of Michael F. Cronin, CPA from his engagement to be the independent certifying accountant for the Company. Mr. Cronin is pursuing a career in the private sector.

The reports of Michael F. Cronin, CPA on the Company’s financial statements for the fiscal year ended June 30, 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that it included an emphasis paragraph on the substantial doubt about the Company's ability to continue as a going concern as of a result of the Company having suffered recurring losses from operations. In connection with the audit of the Company’s financial statements for the fiscal year ended June 30, 2012 and the subsequent interim period through December 3, 2012, (1) there were no disagreements with Michael F. Cronin, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Michael F. Cronin, CPA, would have caused Michael F. Cronin, CPA to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

(b) On December 3, 2012, the Company engaged Patrick Rodger, CPA, P.A. as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements.  During the fiscal years ended June 30, 2012 and March 31, 2011 through December 3, 2012 neither the Company nor anyone acting on its behalf consulted with Patrick Rodger, CPA, P.A. regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Patrick Rodger, CPA, P.A. on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Michael F. Cronin, CPA or a reportable event with respect to Michael F. Cronin, CPA.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated December 3, 2012, from Michael F. Cronin, CPA to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

PLANDAÍ BIOTECHNOLOGY, INC. (Registrant)
Date: December 7, 2012

By: /s/ Roger Duffield Roger Duffield, Chief Executive Officer